UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 3, 2018

THE ALLSTATE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-11840	36-3871531
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

2775 Sanders Road, Northbrook, Illinois   60062

(Address of principal executive offices)    (Zip Code)

Registrant’s telephone number, including area code: (847) 402-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]                          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]                          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]                          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]                          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company           ____

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ____

Section 5 – Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 3, 2018, the Board of Directors of the Registrant elected Steven E. Shebik, current Executive Vice President and Chief Financial Officer of the Registrant and Allstate Insurance Company (“AIC”), as Vice Chairman of the Registrant and AIC. The Board also elected Mario Rizzo as Executive Vice President and Chief Financial Officer of the Registrant and AIC. Both elections are effective January 3, 2018.

Effective January 3, 2018, Mr. Shebik will receive an annual base salary of $850,000 in his position as Vice Chairman.  His annual incentive target was increased to 200% of salary, and his target equity incentive opportunity was increased to 350% of salary.

Mr. Rizzo, age 51, has served as Senior Vice President and Chief Financial Officer, Allstate Personal Lines of AIC since June 2014. Prior to this position, he served as Senior Vice President and Treasurer of the Registrant and AIC since 2010. Effective January 3, 2018, Mr. Rizzo will receive an annual base salary of $700,000 in his position as Executive Vice President and Chief Financial Officer. In addition, Mr. Rizzo’s annual incentive target was increased to 125% of salary, and his target equity incentive opportunity was increased to 300% of salary.

On January 4, 2018, the Registrant announced that Matthew E. Winter, President of the Registrant and AIC, will retire on February 23, 2018.  Effective upon Mr. Winter’s retirement, Thomas J. Wilson, age 60, Chairman of the Board and Chief Executive Officer of the Registrant and AIC, will also serve as President of the Registrant and AIC. Mr. Wilson has been Chief Executive Officer since January 2007 and Chairman of the Board since May 2008, and previously served as President from January 2005 to January 2015.

As part of these organizational changes, Don Civgin, current President, Emerging Businesses of AIC, was elected President, Service Businesses, effective January 3, 2018. In addition, Glenn T. Shapiro, current Executive Vice President, Claims of AIC was elected President, Allstate Personal Lines, effective January 3, 2018.

A copy of the press release announcing these changes is attached to this report as Exhibit 99 and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01.                             Financial Statements and Exhibits.

(d)                             Exhibits

Exhibit No.	Description

99	Registrant’s press release dated January 4, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ALLSTATE CORPORATION
(Registrant)

		By:	/s/ Daniel G. Gordon
		Name:	Daniel G. Gordon
		Title:	Vice President, Assistant General
Counsel and Assistant Secretary

Date:	January 4, 2018